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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-3 of Piedmont Natural Gas Company, Inc., of our report dated December 15, 1995, appearing in the Annual Report on Form 10-K of Piedmont Natural Gas Company, Inc., for the year ended October 31, 1995, which is incorporated by reference in the Registration Statement.

                                          /s/  DELOITTE & TOUCHE LLP

                                               DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 20, 1996